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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-105706 and 333-034092 of The Hartford Financial Services Group, Inc. on Form S-8 of our report dated May 27, 2005, appearing in this Annual Report on Form 11-K of The Hartford Investment and Savings Plan for the year ended December 31, 2004.



DELOITTE & TOUCHE LLP

Hartford, Connecticut
June 15, 2005